Note 9 - Cash, Cash balances at central banks and other demand deposits	12 Months Ended
Dec. 31, 2020
Cash, Cash balances at central banks and other demand deposits
Disclosure of Cash, cash balances at central banks and other demand deposits and financial liabilities measured at amortized cost.

9. Cash, cash balances at central banks and other demand deposits

The breakdown of the balance under the heading “Cash, cash balances at central banks and other demand deposits” in the accompanying consolidated balance sheets is as follows:

Cash, cash balances at central banks and other demand deposits (Millions of Euros)
	Notes	2020	2019	2018
Cash on hand		6.447	7.060	6.346
Cash balances at central banks (*)		53.079	31.755	43.880
Other demand deposits		5.994	5.488	7.970
Total	8.1	65.520	44.303	58.196

(*) The variation in 2020 is mainly due to an increase in balances of BBVA, S.A. at the Bank of Spain.